                                                                      Exhibit 21
                                                                      ----------


                H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                             AS OF NOVEMBER 28, 1998


                                                                                              PERCENTAGE
                                                                            JURISDICTION OF   OF VOTING
                            SUBSIDIARY                                       ORGANIZATION     SECURITIES
--------------------------------------------------------------------        ---------------   -----------
H.B. Fuller Company                                                          United States
      Branches:  Indonesia
H.B. Fuller Company Puerto Rico, Inc.                                        United States       100.0
H.B. Fuller International Inc.                                               United States       100.0
      Branches:  Hong Kong, Singapore
F.A.I. Trading Company                                                       United States       100.0
Fiber-Resin Corporation                                                      United States       100.0
H.B. Fuller Automotive Company                                               United States       100.0
     EFTEC North America, LLC                                                United States        70.0
          EFTEC Latin America                                                   Panama            88.5
                    EFTEC Brasil Ltda.                                          Brazil            99.9
          Grupo Placosa EFTEC, S.A. de C.V.                                     Mexico            33.3 note a
     EFTEC Europe Holding AG                                                  Switzerland         30.0
          EFTEC AG                                                            Switzerland        100.0
                    EFTEC Sarl                                                  France           100.0
          EFTEC AB                                                              Sweden           100.0
          EFTEC Ltd.                                                             U.K.            100.0
          EFTEC NV                                                              Belgium          100.0
          EFTEC Systems S.A.                                                     Spain           100.0
          EFTEC Asia Pte. Ltd.                                                 Singapore          60.0
           (also owned 20% directly by H.B. Fuller Automotive Co., Ety #022 )
                    EFTEC (Thailand) Co., Ltd.                                 Thailand           80.0
                      Changchun EFTEC Chemical Products Ltd.                     China            25.0
                      Shanghai EFTEC Chemical Products Ltd.                      China            60.0
Foster Products Corporation                                                  United States       100.0
TEC Specialty Products, Inc.                                                 United States       100.0
Linear Products, Inc.                                                        United States       100.0
      Branches:  Netherlands
H.B. Fuller Licensing & Financing Inc.                                       United States       100.0
Aireline, Inc.                                                               United States       100.0 note b
Kativo Chemical Industries, S.A.                                                Panama            99.7
      Branches: Costa Rica (Surcusal)
      (See listing of subsidiaries on the following pages.)
Pinturas Ecuatorianas, S.A.                                                     Ecuador          100.0
Distribuidora Americana, S.A.                                                   Ecuador          100.0 note b
Glidden Avenida Nacional, S.A.                                                  Panama           100.0
Fabrica Pinturas Glidden, S.A.                                                  Panama           100.0
H.B. Fuller Holding Panama Co.                                                  Panama           100.0
     Glidden Panama S.A.                                                        Panama           100.0
     H.B. Fuller Commercial, S.A.                                               Panama           100.0 *
     ProColor, S.A.                                                             Panama           100.0
     Adhesivos Industriales, S.A.                                               Panama           100.0
H.B. Fuller Austria Gesellschaft m.b.H.                                         Austria          100.0
H.B. Fuller Belgium N.V./S.A.                                                   Belgium           99.8 note c
Harved Oy                                                                       Finland          100.0 note b
H.B. Fuller GmbH, Luneburg                                                      Germany           99.9
      Branches:  Poland
      Isar-Rakoll Chemie, GmbH                                                  Germany          100.0 note b
      H.B. Fuller France S.A.                                                   France            99.9 note d
      H.B. Fuller Schweiz AG                                                  Switzerland        100.0
      Industrial Adhesives GmbH, Denzlingen                                     Germany          100.0
      Datac Klebstoffe GmbH, Hildesheim                                         Germany          100.0


                                                                                              PERCENTAGE
                                                                            JURISDICTION OF   OF VOTING
                            SUBSIDIARY                                       ORGANIZATION     SECURITIES
--------------------------------------------------------------------        ---------------   -----------

H.B. Fuller Italia s.r.l.                                                        Italy            97.0 note e
      H.B. Fuller (Jersey) Limited                                              Jersey           100.0
H.B. Fuller Nederland B.V.                                                    Netherlands        100.0
Prakoll, S.A.                                                                    Spain           100.0
H.B. Fuller Sverige AB                                                          Sweden           100.0
H.B. Fuller Holdings Limited                                                     U.K.            100.0
      H.B. Fuller U.K. Operations Ltd.                                           U.K.            100.0
           H.B. Fuller U.K. Limited                                              U.K.            100.0
                Industrial Adhesives Limited                                     U.K.            100.0 note b
           H.B. Fuller Coatings Limited                                          U.K.            100.0
               Branches: Dubai, UAE
           H.B. Fuller Linear Products Limited                                   U.K.            100.0
           Datac Adhesives Ltd.                                                  U.K.            100.0 *
               Branches: Ireland, Netherlands

H.B. Fuller Canada, Inc.                                                        Canada           100.0
H.B. Fuller Mexico, S.A.                                                        Mexico           100.0

H.B. Fuller Company Australia Pty. Ltd.                                        Australia         100.0
H.B. Fuller (China) Adhesives Ltd.                                               China            97.0
H.B. Fuller India Private Limited                                                India            99.9 note b
H.B. Fuller Japan Company, Ltd.                                                  Japan           100.0
H.B. Fuller Korea Co., Ltd.                                                      Korea           100.0
H.B. Fuller (Malaysia) Sdn. Bhd.                                               Malaysia          100.0
H.B. Fuller Company (N.Z.) Ltd.                                               New Zealand         99.9
H.B. Fuller (Philippines), Inc.                                               Philippines         80.0
HBF Realty Corporation                                                        Philippines         40.0
H.B. Fuller Taiwan Co., Ltd.                                                    Taiwan           100.0
H.B. Fuller (Thailand) Co., Ltd.                                               Thailand           99.9

Multi-Clean Products Pty. Ltd.                                                 Australia         100.0 note b
Multi-Clean (Lebanon) S.A.R.L.                                                  Lebanon          100.0 note b
H.B. Fuller Lebanon S.A.R.L.                                                    Lebanon          100.0 note b
Nippon Tilement Company, Ltd.                                                    Japan             9.1


----------
Notes:

*    inactive (to be liquidated)

a An additional 66.67% of the outstanding voting securities is owned by 6 minority shareholders.

b    Shell corporation

c An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg

d    H.B. Fuller GmbH, Luneburg                99.94%    73,940 shares
     H.B. Fuller Company                        0.01%        10 shares
     H.B. Fuller Licensing & Financing, Inc.    0.01%        10 shares
     H.B. Fuller International, Inv.            0.01%        10 shares
     H.B. Fuller U.K. Limited                   0.01%        10 shares
     Prakoll S.A.                               0.01%        10 shares
     Gerard Campard                             0.01%        10 shares
                                              -------    -------------
                                              100.00%    74,000 shares

e An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

         KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                             AS OF NOVEMBER 28, 1998


                                                                                                                PERCENTAGE
                                                                                         JURISDICTION OF        OF VOTING
                SUBSIDIARY                          OWNER OF VOTING SECURITIES            ORGANIZATION          SECURITIES
--------------------------------------------  ----------------------------------       -----------------       -----------
Chemical Supply, S.A.                         Chemical Supply Corporation                   Argentina          100.00 *   note b
H.B. Fuller Argentina, S.A.                   Kativo Chemical Industries, S.A.              Argentina           99.99
                                              H.B. Fuller Company                                                0.01
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Latin America                     Kativo Chemical Industries, S.A.               Bahamas           100.00 *  note b
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.                    Kativo Chemical Industries, S.A.               Bolivia            50.00
                                              Chemical Supply Corporation                                       50.00
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Brazil, Ltda.                     Chemical Supply Corporation                    Brazil             99.85
                                              Kativo Chemical Industries, S.A.                                   0.14
                                              Kativo de Panama, S.A.                                             0.01
Adhesivos H.B. Fuller (Sul) Ltda.             Chemical Supply Corporation                    Brazil             99.81 *  note b
                                              Kativo Chemical Industries, S.A.                                   0.15
                                              H.B. Fuller Brazil, Ltda.                                          0.04
Chemical Supply de Brazil Solventes, Ltda.    Adhesivos H.B. Fuller (Sul) Ltda.              Brazil             99.93 *  note a
                                              H.B. Fuller Brazil, Ltda.                                          0.07
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                       Kativo Chemical Industries, S.A.                Chile             99.99
                                              Minority                                                           0.01
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.                   Kativo Chemical Industries, S.A.              Colombia            98.00
                                              Minority                                                           2.00
---------------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                       Kativo Chemical Industries, S.A.             Costa Rica          100.00
Reca Quimica, S.A.                            Kativo Chemical Industries, S.A.             Costa Rica          100.00
Pinturas Centroamericanas Costa Rica S.A.     Kativo Chemical Industries, S.A.             Costa Rica          100.00
H.B. Fuller Costa Rica, S.A.                  Kativo Chemical Industries, S.A.             Costa Rica          100.00
Analko, S.A.                                  Kativo Chemical Industries, S.A.             Costa Rica          100.00 *  note b
Deco Tintas, S.A.                             Kativo Chemical Industries, S.A.             Costa Rica          100.00
Resistol, S.A.                                Kativo Chemical Industries, S.A.             Costa Rica          100.00 *  note b
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Dominicana, S.A.                  Kativo Chemical Industries, S.A.         Dominican Republic       90.60
                                              Chemical Supply Corporation                                        8.82
                                              Kativo Panama, S.A.                                                0.01
                                              Kativo Honduras, S.A.                                              0.01
                                              Decotintas (Costa Rica), S.A.                                      0.01
                                              Olga Ferrer                                                        0.54
                                              Juan Bancalari                                                     0.01
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.                     Kativo Chemical Industries, S.A.               Ecuador            50.00
                                              Chemical Supply Corporation                                       50.00
---------------------------------------------------------------------------------------------------------------------
Kativo de El Salvador, S.A.                   Kativo Chemical Industries, S.A.             El Salvador         100.00 *
Kativo Industrial de El Salvador, S.A.        Kativo Chemical Industries, S.A.             El Salvador          80.00    note b
                                              Chemical Supply Corporation                                       20.00
H.B. Fuller El Salvador, S.A.                 Kativo Chemical Industries, S.A.             El Salvador          80.00
                                              Chemical Supply Corporation                                       20.00
Deco Tintas de El Salvador, S.A.              Kativo Chemical Industries, S.A.             El Salvador          80.00 *  note b
                                              Chemical Supply Corporation                                       20.00
---------------------------------------------------------------------------------------------------------------------
Norchem, Ltda.                                Kativo Chemical Industries, S.A.            Grand Cayman         100.00 *  note b
---------------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.           Kativo Chemical Industries, S.A.              Guatemala           80.00
                                              Chemical Supply Corporation                                       20.00
Compania Mercantil de Pinturas                Kativo Chemical Industries, S.A.              Guatemala          100.00 *  note a
Kiosko de Pinturas, S.A.                      Kativo de Guatemala, S.A.                     Guatemala          100.00 *  note a
H.B. Fuller Guatemala, S.A.                   Chemical Supply Corporation                   Guatemala          100.00
   Resistol, S.A.                             H.B. Fuller Guatemala, S.A.                   Guatemala          100.00 *
Sinteticos de Guatemala, S.A.                 Kativo Chemical Industries, S.A.              Guatemala           80.00 *  note a
                                              Chemical Supply Corporation                                       20.00
Punto de Viniles, S.A.                        Sinteticos de Guatemala, S.A.                 Guatemala          100.00 *  note a
Alfombras Canon de Guatemala, S.A.            Sinteticos de Guatemala, S.A.                 Guatemala          100.00 *  note a


----------
*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.


                                                                                                                PERCENTAGE
                                                                                         JURISDICTION OF        OF VOTING
                SUBSIDIARY                          OWNER OF VOTING SECURITIES            ORGANIZATION          SECURITIES
--------------------------------------------  ----------------------------------       -----------------       -----------
Kativo de Honduras, S.A.                      Kativo Chemical Industries, S.A.              Honduras            69.31 note c
                                              Fuller Istmena, S.A.                                              30.65
                                              H.B. Fuller Panama, S.A.                                           0.02
                                              Kativo de Panama, S.A.                                             0.02
Aerosoles de Centroamerica, S.A.              Kativo Chemical Industries, S.A.              Honduras            99.88 note c
                                              H.B. Fuller Panama, S.A.                                           0.09
                                              Minority                                                           0.03
Alfombras Canon, S.A.                         Kativo Chemical Industries, S.A.              Honduras            80.00 *  notes b&c
                                              H.B. Fuller Panama, S.A.                                           5.00
                                              Kativo de Panama, S.A.                                            10.00
                                              Fuller Istmena, S.A.                                               5.00
Comercial Punto de Viniles, S.A.              Kativo Chemical Industries, S.A.              Honduras            76.00 *  notes b&c
                                              Fuller Istmena, S.A.                                               8.00
                                              H.B. Fuller Panama, S.A.                                           8.00
                                              Kativo de Panama, S.A.                                             8.00
Kiosko Comercial, S.A.                        Kativo Chemical Industries, S.A.              Honduras            68.00 *  notes b&c
                                              Kativo de Panama, S.A.                                            16.00
                                              Fuller Istmena, S.A.                                               8.00
                                              H.B. Fuller Panama, S.A.                                           8.00
Kativo Comercial, S.A.                        Kativo Chemical Industries, S.A.              Honduras            35.00   note c
                                              Fuller Istmena, S.A.                                              25.00
                                              Kativo de Panama, S.A.                                            25.00
                                              H.B. Fuller Panama, S.A.                                          15.00
Punto de Viniles, S.A.                        Kativo Chemical Industries, S.A.              Honduras            74.00 *  notes b&c
                                              Fuller Istmena, S.A.                                               8.00
                                              Kativo de Panama, S.A.                                            10.00
                                              H.B. Fuller Panama, S.A.                                           8.00
Kiosko de Pinturas, S.A.                      Kativo Chemical Industries, S.A.              Honduras            64.00 *  notes b&c
                                              Fuller Istmena, S.A.                                               8.00
                                              Kativo de Panama, S.A.                                            20.00
                                              H.B. Fuller Panama, S.A.                                           8.00
Fabrica de Pinturas Surekote                  Kativo Chemical Industries, S.A.              Honduras             0.19 *  notes b&c
de Honduras, S.A.                             Fuller Istmena, S.A.                                               0.10
                                              Kativo de Panama, S.A.                                             0.10
                                              H.B. Fuller Panama, S.A.                                          99.52
                                              Minority                                                           0.10
Servicios e Inversiones                       Kiosko de Pinturas, S.A.                      Honduras             0.40 *  notes b&c
de Honduras, S.A.                             Kiosko Comercial, S.A.                                             0.40
                                              Kativo Comercial, S.A.                                             0.40
                                              Aerosoles de Centroamerica, S.A.                                   0.40
                                              Kativo de Honduras, S.A.                                          98.40
Deco Tintas De Honduras, S.A.                 Kativo Chemical Industries, S.A.              Honduras            80.00 *  notes b&c
                                              Chemical Supply Corporation                                       19.95
                                              Kativo de Panama, S.A.                                             0.02
                                              H.B. Fuller Panama, S.A.                                           0.02
                                              Decotintas de Panama, S.A.                                         0.02
H.B. Fuller Honduras, S.A.                    Kativo Chemical Industries, S.A.              Honduras            20.00 note c
                                              Fuller Istmena, S.A.                                              20.00
                                              Kativo de Panama, S.A.                                            20.00
                                              H.B. Fuller Panama, S.A.                                          20.00
                                              Chemical Supply Corporation                                       20.00
Comercial Fuller, S.A.                        Kativo Chemical Industries, S.A.              Honduras            61.00 *  notes a&c
                                              Kativo Comercial, S.A. (Panama)                                   10.00
                                              Kativo de Panama, S.A.                                            10.00
                                              H.B. Fuller Panama, S.A.                                           4.00
                                              Chemical Supply Corporation                                       15.00

----------
*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.
c -- For company purposes it is owned 100% by KCI

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 28, 1998


                                                                                                                PERCENTAGE
                                                                                         JURISDICTION OF        OF VOTING
                SUBSIDIARY                          OWNER OF VOTING SECURITIES            ORGANIZATION          SECURITIES
--------------------------------------------  ----------------------------------       -----------------       -----------
Industrias Kativo de Nicaragua, S.A.          Kativo Chemical Industries, S.A.              Nicaragua           99.99
                                              Minority                                                           0.01
Distribuidora Industrial y Comercial, S.A.    Reca Quimica, S.A.                            Nicaragua           86.00 *  note a
                                              Minority                                                          14.00
H.B. Fuller Nicaragua, S.A.                   Kativo Chemical Industries, S.A.              Nicaragua           99.80 *
                                              Minority                                                           0.20
---------------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation                   Kativo Chemical Industries, S.A.               Panama            100.00
Kativo de Panama, S.A.                        Kativo Chemical Industries, S.A.               Panama            100.00 *  note b
Fuller Istmena, S.A.                          Kativo de Panama, S.A.                         Panama            100.00 *  note a
Deco Tintas Comerciales, S.A.                 Kativo Chemical Industries, S.A.               Panama            100.00 *  note a
H.B. Fuller Panama, S.A.                      Kativo Chemical Industries, S.A.               Panama            100.00 *  note a
Deco Tintas de Panama, S.A.                   Kativo Chemical Industries, S.A.               Panama            100.00 *  note a
Sistemas Integrados, S.A.                     H.B. Fuller Panama, S.A.                       Panama            100.00 *  note a
---------------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.                 Chemical Supply Corporation                     Peru              99.99 *  note b
                                              Minority                                                           0.00
H.B. Fuller Peru, S.A.                        Chemical Supply Peruana, S.A.                   Peru              23.34
                                              Kativo Chemical Industries, S.A.                                  53.32
                                              H.B. Fuller Company Canada                                        22.42
                                              Fuller Adhesives International                                     0.92
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Uruguay, S.A.                     H.B. Fuller Argentina, S.A.                    Uruguay           100.00
---------------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, C.A.                   Kativo Chemical Industries, S.A.              Venezuela          100.00
---------------------------------------------------------------------------------------------------------------------

*  -- Inactive Entities
a -- Liquidation process has begun.
b -- To be liquidated.
c -- For company purposes it is owned 100% by KCI